                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of the Commission Only
                                            (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        BOREALIS TECHNOLOGY CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        BOREALIS TECHNOLOGY CORPORATION

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1997

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Borealis Technology Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, May 27, 1997 at 2:00 p.m., at the principal executive offices of the Company located at 4070 Silver Sage Drive, Carson City, Nevada 89701, for the following purposes:

     1. To elect five (5) directors to the Company's Board of Directors.

     2. To approve an amendment to the Company's 1996 Stock Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from 224,304 to 649,304 shares.

     3. To approve an amendment to the Company's 1996 Director Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from 75,000 to 115,000 shares.

     4. To approve the adoption of the Company's 1997 Employee Stock Purchase Plan.

     5. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 4, 1997 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          By order of the Board of Directors

                                          Elizabeth Gasper
                                          Secretary

Carson City, Nevada
April 25, 1997

                        BOREALIS TECHNOLOGY CORPORATION

                            ------------------------

                                PROXY STATEMENT

GENERAL

     THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BOREALIS TECHNOLOGY CORPORATION (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, May 27, 1997 at 2:00 p.m. at the principal executive offices of the Company located at 4070 Silver Sage Drive, Carson City, Nevada 89701, or at any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Company's telephone number is (702) 888-3200.

     These proxy solicitation materials and the Company's Annual Report to Stockholders on Form 10-KSB for the year ended December 31, 1996 were first mailed on or about April 25, 1997 to all stockholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES; PROCEDURAL MATTERS

     Stockholders of record as of the close of business on April 4, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On March 17, 1997, 3,184,506 shares of the Company's common stock, $.001 par value (the "Common Stock"), were issued and outstanding. Each share has one vote on all matters. For information regarding holders of more than 5% of the outstanding Common Stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT." The closing sale price of the Company's Common Stock as reported on the Nasdaq SmallCap Market on March 17, 1997 was $4.75 per share.

REVOCABILITY OF PROXIES

     A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company's Corporate Secretary at the Company's principal executive offices referred to above prior to the Annual Meeting a written notice of revocation, or by delivering a duly executed proxy bearing a date later than that of the previous proxy.

     The solicitation of proxies is made on behalf of the Board of Directors of the Company and the associated costs will be borne by the Company. The Company has engaged W.F. Doring & Company ("Doring") to assist in the solicitation of proxies for the meeting. The Company will pay Doring a customary fee and will reimburse Doring for reasonable out-of-pocket expenses.

     In addition to solicitation by mail, the Company may use the services of its directors, officers and others to solicit proxies, personally or by telephone. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons and the Company may reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in so doing.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETING FOR FISCAL YEAR 1997

     Proposals of stockholders which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received by the Company no later than December 26, 1997 to be included in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     There are five nominees for the five Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until his successor is duly elected and qualified (or until his earlier death, resignation or removal). Of the nominees listed below, all are currently directors of the Company.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. It is not presently expected that any nominee will be unable or will decline to serve as a director.

     The name of the nominees of the Company, who comprise the Company's present Board of Directors, and certain information about them as of March 17, 1997 are set forth below. Information as to the stock ownership of each director and all current directors and executive officers of the Company as a group is set forth below under "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

                                                                                               DIRECTOR
    NAME OF NOMINEE      AGE              PRINCIPAL OCCUPATION AND DIRECTORSHIP                 SINCE
-----------------------  ---   ------------------------------------------------------------    --------
Edward Esber...........  44    Chief Executive Officer and President, SoloPoint, Inc.              1996
Curtis Faith...........  33    Chairman of the Board of the Company                                1988
Patrick Grady..........  29    Managing Director, Venture Capital, H.J. Meyers & Co., Inc.         1996
Peter Pitsker..........  64    Interim President and Chief Operating Officer of the                1995
                               Company; President and Senior Consultant, TechnoManagement,
                               Inc.
Shekar Swamy...........  41    President and C.E.O., American Technology Corp.                     1996

     Except as set forth below, each of the directors has been engaged in his principal occupation set forth above during the past five years. There are no family relationships between any director or executive officer of the Company.

     Mr. Esber joined the Company as a Director in July 1996. Mr. Esber has served as Chief Executive Officer and President of SoloPoint, Inc. since October 1995 and as the principal of The Esber Group, a strategy consulting group in Silicon Valley, since April 1990. From July 1994 to October 1995 he was Chairman, Chief Executive Officer and President of Creative Insights. Prior thereto, he served as President and Chief Operating Officer of Creative Labs from May 1993 to July 1994. Mr. Esber also serves on the boards of directors of Quantum Corporation and SoloPoint, Inc. Pursuant to the Underwriting Agreement between the Company and H.J. Meyers & Co., Inc. dated June 21, 1996, the Company has agreed, until June 27, 1999, that H.J. Meyers & Co., Inc., shall have the right to designate two members to the Company's Board of Directors provided that such members are acceptable to the Company. Mr. Esber has been nominated to the Company's Board of Directors pursuant to this Agreement.

     Mr. Faith founded the Company in June 1988 and served as President, Chief Executive Officer and Chairman of the Board until January 16, 1997, at which time he resigned as President and CEO, retaining his position as Chairman.

     Mr. Grady became a director of the Company in July 1996. Mr. Grady is currently Managing Director, Venture Capital of H.J. Meyers & Co. Inc. From June 1993 to March 1996 Mr. Grady served as Senior Vice President of Corporate Finance at H.J. Meyers & Co., Inc. From March 1990 to May 1993 he was Vice President of Corporate Finance at Josephthal, Lyon & Ross, Inc. Mr. Grady also serves as a director of Deltapoint, Inc. and SoloPoint, Inc. Pursuant to the Underwriting Agreement between the Company and H.J. Meyers & Co., Inc. dated June 21, 1996, the Company has agreed, until June 27, 1999, that H.J. Meyers & Co., Inc., shall have the right to designate two members to the Company's Board of Directors provided that such members are acceptable to the Company. Mr. Grady has been nominated to the Company's Board of Directors pursuant to this Agreement.

     Mr. Pitsker has served the Company as a Director since August 1995 and was also appointed as the Company's interim President and Chief Operating Officer on January 16, 1997. Mr. Pitsker has served as President and Senior Consultant of TechnoManagement, Inc. since December 1993. From October 1989 to January 1991 he served as President, and from January 1991 to January 1992 he served as Chairman of the Board of Wonderware Corporation. Mr. Pitsker retired from Wonderware Corporation in December 1993.

     Mr. Swamy joined the Company as a Director in May 1996. Mr. Swamy co-founded American Technology Corporation, an integrator of mobile sales automation and information solutions, in 1991, and has served as President of such company since such time. Prior thereto, Mr. Swamy was Vice President of Sales and Client Services at Dun & Bradstreet Corporation from April 1987 to June 1991.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company met a total of nine (9) times during the fiscal year ended December, 1996.

     The Audit Committee of the Board of Directors consists of Messrs. Esber and Grady. Such committee did not meet during the last fiscal year and met one (1) time in February 1997. This Committee is primarily responsible for reviewing the services performed by the Company's independent auditors and evaluating the Company's accounting policies and its system of internal controls.

     The Compensation Committee of the Board of Directors consists of Messrs. Pitsker and Swamy. Such committee met one (1) time during the last fiscal year. This Committee is primarily responsible for reviewing and recommending compensation to be paid to officers of the Company.

     The Board of Directors has no nominating committee or any committee performing such functions.

     During the last fiscal year, no director attended less than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served and which were held during the period of time that such person served on the Board or such committee.

DIRECTORS' FEES

     Except as otherwise described in this proxy, the Company has not paid cash or other compensation to its directors. Under the Company's 1996 Director Option Plan, each outside Director of the Company is granted options to purchase 20,000 shares of Common Stock at the time of initial appointment or election to the Board, and 6,667 shares of Common Stock annually thereafter on the day immediately following each Annual Meeting of the Stockholders, if on such date he or she has served on the Board for at least three years. See "Proposal No. 3." The Company reimburses its Directors for reasonable expenses incurred in connection with attending Board and Board Committee meetings.

REQUIRED VOTE

     The five nominees receiving the highest number of affirmative votes will be elected as directors of the Company.

RECOMMENDATION

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

                          APPROVAL OF AMENDMENT TO THE
                                1996 STOCK PLAN

     The Company's 1996 Stock Plan (the "1996 Plan") was adopted by the Board of Directors and approved by the stockholders of the Company in May 1996. The 1996 Plan is designed to retain, motivate and reward senior personnel by providing such personnel long term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. A total of 224,304 shares of the Company's Common Stock has been reserved for issuance upon the exercise of options granted under the 1996 Plan. As of March 17, 1997, options to purchase 181,563 shares had been granted under the 1996 Plan, net of forfeitures.

PROPOSAL

     At the Annual Meeting, the stockholders are being asked to approve an increase in the number of shares reserved for issuance under the 1996 Plan from 224,304 to 649,304. This increase was approved by the Board of Directors in April 1997. Excluding the proposed share increase, a total of 42,741 shares remained available for grant under the 1996 Plan on March 17, 1997.

     In 1993, Section 162(m) was added to the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) limits the Company's deduction in any one fiscal year for federal income tax purposes to $1,000,000 per person with respect to the Company's Chief Executive Officer and its four other highest paid executive officers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Compensation which is performance based and approved by the Company's stockholders is not subject to the deduction limit. Approval of the proposed amendment constitutes approval of the 1996 Plan for purposes of Section 162(m).

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT OF THE 1996 PLAN.

DESCRIPTION OF 1996 PLAN

     The essential features of the 1996 Plan are outlined below. Such outline is qualified in its entirety by the provisions of the 1996 Plan, a copy of which has been filed by the Company as an exhibit to the Company's Registration Statement on Form SB-2 originally filed with the Securities and Exchange Commission (the "SEC") on May 2, 1996, and is incorporated herein by reference. Copies of the 1996 Plan are available upon written request to the Company at 4070 Silver Sage Drive, Carson City, Nevada 89701, Attn: Chief Financial Officer.

  General Provisions

     The 1996 Plan was adopted by the Board of Directors and approved by the stockholders of the Company in May 1996. The Company's 1996 Plan provides for the granting to employees of incentive stock options within the meaning of
Section 422 of the Code, and for the granting to employees and consultants of nonstatutory stock options and stock purchase rights ("SPRs"). A total of 224,304 shares of Common Stock have been reserved for issuance pursuant to the 1996 Plan. Unless terminated sooner, the 1996 Plan will terminate automatically on its tenth anniversary. The Board has the authority to amend, suspend or terminate the 1996 Plan, provided that no such action may affect any share of Common Stock previously issued and sold or any option previously granted under the 1996 Plan.

     The 1996 Plan may be administered by the Board of Directors or a committee of the Board (the "Committee"), which Committee is required to be constituted to comply with Section 16(b) of the Exchange Act and applicable laws. The Committee has the power to determine the terms of the options or SPRs granted, including the exercise price, the number of shares subject to each option or SPR and the exercisability thereof, and the form of consideration payable upon exercise. Options and SPRs granted under the 1996 Plan will not generally be transferable by the optionee, and each option and SPR will be exercisable during the lifetime of the optionee only by such optionee. Options granted under the 1996 Plan must be exercised within three months of the end of optionee's status as an employee or consultant of the Company, or within twelve months after such optionee's termination by death or disability, but in no event later than the expiration of the option's ten year term. The exercise price of all incentive stock options granted under the 1996 Plan must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price of nonstatutory stock options and SPRs granted under the 1996 Plan is determined by the Committee. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the term of such incentive stock option must not exceed five years. The term of all other options granted under the 1996 Plan may not exceed ten years.

     The 1996 Plan provides that in the event of a merger of the Company with or into another corporation, a sale of substantially all of the Company's assets or a like transaction involving the Company, each option shall be assumed or an equivalent option substituted by the successor corporation. If the outstanding options are not assumed or substituted as described in the preceding sentence, the Committee shall provide for the optionee to have the right to exercise the option or SPR as to all or a portion of the optioned stock, including shares as to which it would not otherwise be exercisable. If the Committee makes an option or SPR exercisable in full in the event of a merger or sale of assets, the Committee shall notify the optionee that the option or SPR shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option or SPR will terminate upon the expiration of such period.

  Federal Tax Information for 1996 Plan

     The following is a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1996 Plan, assuming approval of the 1996 Plan by the stockholders. Options granted under the 1996 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee generally will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company may be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON HOLDERS OF OPTIONS OR UPON THE COMPANY. IT ALSO DOES NOT REFLECT PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

PLAN BENEFITS

     The Company cannot now determine the exact number of options to be granted in the future under the 1996 Plan to the executive officers named under "EXECUTIVE OFFICER COMPENSATION Summary Compensation Table," all current executive officers as a group or all employees (including executive officers) as a group. In the fiscal year ended December 31, 1996, options to purchase 140,903 shares of Common Stock were granted under the 1996 Plan, net of forfeitures.

REQUIRED VOTE

     The affirmative vote of the majority of the Votes Cast will be required under Delaware law to approve the proposed amendment of the 1996 Plan. For this purpose, the term "Votes Cast" is defined under Delaware law to be the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and "entitled to vote on the subject matter." Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the proposed amendment to the 1996 Plan, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes with respect to this proposal will not be counted as Votes Cast.

                                 PROPOSAL NO. 3

                          APPROVAL OF AMENDMENT TO THE
                           1996 DIRECTOR OPTION PLAN

     The Company's 1996 Director Option Plan (the "1996 Director Plan") was adopted by the Board of Directors and approved by the stockholders of the Company in May 1996. The 1996 Director Plan is designed to retain, motivate and reward senior personnel by providing such personnel long term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. A total of 75,000 shares of the Company's Common Stock has been reserved for issuance upon the exercise of options granted under the 1996 Director Plan. As of March 17, 1997, options to purchase 75,000 shares had been granted under the 1996 Director Plan.

PROPOSAL

     At the Annual Meeting, the stockholders are being asked to approve an increase in the number of shares reserved for issuance under the 1996 Director Plan from 75,000 to 115,000. This increase was approved by the Board of Directors in March 1997. Excluding the proposed share increase, no shares remained available for grant under the 1996 Plan on March 17, 1997.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT OF THE 1996 DIRECTOR PLAN.

DESCRIPTION OF 1996 DIRECTOR PLAN

     The essential features of the 1996 Director Plan are outlined below. Such outline is qualified in its entirety by the provisions of the 1996 Director Plan, a copy of which has been filed by the Company as an exhibit to the Company's Registration Statement on Form SB-2 originally filed with the SEC on May 2, 1996, and is incorporated herein by reference. Copies of the 1996 Plan are available upon written request to the Company at 4070 Silver Sage Drive, Carson City, Nevada 89701, Attn: Chief Financial Officer.

  General Provisions

     The 1996 Director Plan was adopted by the Board of Directors and approved by the stockholders of the Company in May 1996. Non-employee directors are entitled to participate in the 1996 Director Plan. The 1996 Director Plan has a term of ten years, unless terminated sooner by the Board. A total of 75,000 shares of Common Stock have been reserved for issuance under the 1996 Director Plan.

     The 1996 Director Plan provides for the automatic grant of 20,000 shares of Common Stock to each non-employee director on the date on which the person first becomes a non-employee director (the "First Option"), unless immediately prior to becoming a non-employee director, such person was a director of the Company. After the First Option is granted to the non-employee director, he or she shall automatically be granted an option to purchase 6,667 additional shares (a "Subsequent Option") each year on the day immediately following the annual stockholders' meeting of the Company, if on such date he or she shall have served on the Board for at least three years. Each First Option and each Subsequent Option will have a term of 10 years. The exercise prices of the First Option and each Subsequent Option shall be the fair market value per share of the Common Stock, generally determined with reference to the closing price of the Common Stock as reported on the Nasdaq SmallCap Market.

     In the event of a merger of the Company or the sale of substantially all of the assets of the Company, each option may be assumed or an equivalent option substituted by the successor corporation. Options granted under the 1996 Director Plan must be exercised within three months of the end of the optionee's tenure as a director of the Company, or within twelve months after such director's termination by death or disability, but in no event later than the expiration of the option's ten-year term. No option granted under the 1996 Director Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by such optionee.

     The administration and other terms of the 1996 Director Plan are structured so that options granted to the nonemployee directors who administer the Company's stock plans shall qualify as transactions exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3 promulgated thereunder.

  Federal Tax Information for 1996 Director Plan

     The following is a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1996 Director Plan, assuming approval of the 1996 Director Plan by the stockholders. Options granted under the 1996 Director Plan will be nonstatutory options for purposes of Section 422 of the Code.

     All options which do not qualify as incentive stock options under Section 422 of the Code are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee generally will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company may be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON HOLDERS OF OPTIONS OR UPON THE COMPANY. IT ALSO DOES NOT REFLECT PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

REQUIRED VOTE

     The affirmative vote of the majority of the Votes Cast will be required under Delaware law to approve the proposed amendment to the 1996 Director Plan. For this purpose, the term "Votes Cast" is defined under Delaware law to be the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and "entitled to vote on the subject matter." Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the proposed amendment, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes with respect to this proposal will not be counted as Votes Cast.

                                 PROPOSAL NO. 4

                                APPROVAL OF THE
                       1997 EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1997 Employee Stock Purchase Plan (the "1997 Purchase Plan") was adopted by the Board of Directors in April 1997. A total of 200,000 shares of Common Stock has been reserved for issuance under the 1997 Purchase Plan.

PROPOSAL

     At the Annual meeting, the stockholders are being asked to approve the 1997 Purchase Plan.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 1997 PURCHASE PLAN.

DESCRIPTION OF THE 1997 PURCHASE PLAN

     The essential features of the 1997 Purchase Plan are outlined below. Such outline is qualified in its entirety by the provisions of the 1997 Purchase Plan, a copy of which has been filed by the Company as an Annex to this Proxy Statement.

  General Provisions

     The 1997 Purchase Plan, which is intended to qualify under Section 423 of the Code, contains consecutive, overlapping, twelve month offering periods. Each offering period includes two six-month purchase periods. The offering periods generally start on the first trading day on or after May 1 and November 1 of each year.

  Eligibility

     Employees are eligible to participate if they are customarily employed by the Company or any designated subsidiary for at least 20 hours per week and more than five months in any calendar year. However, any employee who (i) immediately after grant owns stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company, or (ii) whose rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock for each calendar year may be not be granted an option to purchase stock under the 1997 Purchase Plan.

  Participation

     The 1997 Purchase Plan permits participants to purchase Common Stock through payroll deductions of up to 10% of the participant's "compensation." Compensation is defined as the participant's base straight time gross earnings, including commissions, incentive bonuses and performance bonuses. Amounts deducted and accumulated by the participant are used to purchase shares of Common Stock at the end of each purchase period. The price of stock purchased under the 1997 Purchase Plan is 85% of the lower of the fair market value of the Common Stock at the beginning of the offering period or at the end of the purchase period. The maximum number of shares a participant may purchase during a single offering period is determined by dividing $25,000 by the fair market value of a share of the Company's Common Stock on the first day of the offering period. In the event that the fair market value at the end of a purchase period is less than the fair market value at the beginning of the offering period, the participants will be withdrawn from the current offering period following exercise and automatically re-enrolled in a new offering period. Participants may end their participation at any time during an offering period, and they will be paid their payroll deductions to date. Participation ends automatically upon termination of employment with the Company.

  Nontransferability

     Rights granted under the 1997 Purchase Plan are not transferable by a participant other than by will, the laws of descent and distribution, or as otherwise provided under the 1997 Purchase Plan.

  Merger or Sale of Assets

     The 1997 Purchase Plan provides that, in the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, each outstanding option may be assumed or substituted for by the successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new purchase date will be set so that shares of Common Stock are purchased with the participant's accumulated payroll deductions prior to the effective date of such transaction.

  Amendment; Termination

     The Board of Directors has the authority to amend or terminate the 1997 Purchase Plan, except that no such action may adversely affect any outstanding rights to purchase stock under the 1997 Purchase Plan. Unless sooner terminated by the Board of Directors, the 1997 Purchase Plan will terminate on April 9, 2007.

  Federal Income Tax Consequences

     The 1997 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 1997 Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price,or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent that it is entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE 1997 PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH A PARTICIPANT MAY RESIDE.

PLAN BENEFITS

     The Company cannot now determine the exact number of shares subject to options to be granted in the future under the 1997 Purchase Plan to the executive officers named under "EXECUTIVE OFFICER COMPENSATION Summary Compensation Table," all current executive officers as a group or all employees (including executive officers) as a group. In the fiscal year ended December 31, 1996, no options to purchase shares of Common Stock were granted under the 1997 Purchase Plan.

REQUIRED VOTE

     The affirmative vote of the majority of the Votes Cast will be required under Delaware law to approve the adoption of the 1997 Purchase Plan. For this purpose, the term "Votes Cast" is defined under Delaware law to be the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and "entitled to vote on the subject matter." Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the proposed adoption of the 1997 Purchase Plan, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes with respect to this proposal will not be counted as Votes Cast.

                                 PROPOSAL NO. 5

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors to audit the books, records and accounts of the Company for the current fiscal year ending December 31, 1997. Such appointment is being presented to the stockholders for ratification at the Annual Meeting. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE RATIFICATION OF ITS APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                   MANAGEMENT

     The executive and other officers of the Company, and their ages as of March 17, 1997, are as follows:

       NAME         AGE                         POSITION
------------------  ----  -----------------------------------------------------
Curtis Faith         33   Chairman of the Board
Peter Pitsker        64   Interim President, Interim Chief Operating Officer
                          and Director
Elizabeth Gasper     43   Chief Financial Officer
Edward Murphy        43   Vice President of Marketing
Jerry Brooks         47   Vice President of Sales
Brian Breidenbach    35   Vice President of Engineering
Timothy Arnold       31   Vice President of Application Strategy

     Mr. Faith founded the Company in June 1988 and served as President, Chief Executive Officer and Chairman of the Board until January 16, 1997, at which time he resigned as President and CEO, retaining his position as Chairman.

     Mr. Pitsker has served the Company as a Director since August 1995 and was also appointed as the Company's interim President and Chief Operating Officer on January 16, 1997. Mr. Pitsker has served as President and Senior Consultant of TechnoManagement, Inc. since December 1993. From October 1989 to January 1991 he served as President, and from January 1991 to January 1992 he served as Chairman of the Board of Wonderware Corporation. Mr. Pitsker retired from Wonderware Corporation in December 1993.

     Ms. Gasper joined the Company as Chief Financial Officer in November 1996. She previously served as Controller at Scopus Technology, Inc. from March 1993 to October 1996. From August 1992 to March 1993, she served as Controller of Sonic Solutions. Prior thereto, she served in various management positions with Sybase, Inc. from May 1990 to August 1992.

     Mr. Murphy joined the Company as Vice President of Marketing in June 1996. Prior thereto, he was Vice President of Marketing at Live Picture, Inc. from April 1995 to June 1996. From May 1988 to April 1995, he served as Worldwide Director of Marketing Communications at Borland International, Inc.

     Mr. Brooks joined the Company as Vice President of Strategic Sales in January 1996, assuming the position of Vice President of Sales in April 1996. From April 1990 to December 1995, he served as Executive Vice President of Sales and Marketing at Wonderware Corporation. Prior thereto, he served in sales and engineering positions at Intellution Corporation, Modicom Corporation and Westinghouse Corporation.

     Mr. Breidenbach joined the Company as Vice President of Engineering in December 1996. From March 1991 to November 1996, he served as Director of Development at Quarterdeck Corporation. Prior thereto, he held positions at Bell & Howell, Quintar Company and Integrated Business Systems.

     Mr. Arnold joined the Company as Software Engineer in September 1992 and served as Director of Marketing, Finance and Operations from January 1993 to January 1994 and Vice President of Operations and Finance from January 1994 to October 1996. Mr. Arnold assumed his current position of Vice President of Application Strategy in January 1997. From May 1989 to September 1992, he served as Senior Informations Systems Specialist for Sales at Bose Corporation.

                              CERTAIN TRANSACTIONS

     On May 23, 1996 and June 5, 1996, Jerry Brooks, an officer of the Company, loaned $160,000 and $190,000, respectively, to the Company pursuant to 8.5% promissory notes that were due 15 months from the date of issue. These notes were repaid in July 1996. In addition, on June 11, 1996, the Company granted Mr. Brooks a warrant to purchase up to 7,000 shares of Common Stock. The warrant is exercisable until June 2001 at a per share exercise price of $5.00.

     The Company and American Technology Corporation ("American") entered into a Solution Provider Agreement dated October 4, 1996 pursuant to which American will assist in the integration of the Company's Arsenal product following its release. Mr. Swamy, a director of the Company, is President of American. The Company believes that its negotiations with American have been held on an arm-length basis.

     The Company's initial public offering was underwritten by H.J. Meyers & Co., Inc. a firm that also serves as a market maker with regard to the Company's Common Stock. Patrick Grady, a director of the Company, serves as the Managing Director, Venture Capital of H.J. Meyers & Co., Inc. In addition to underwriting discounts, in connection with the Company's initial public offering, the Company paid H.J. Meyers & Co., Inc. a non-accountable expense allowance of $343,657.50 and $10,000 related to the publishing of a "tombstone" notice. In addition, in connection with the Company's initial public offering, the Company issued to H.J. Meyers & Co., Inc., a Warrant to purchase up to 200,000 shares of the Company's Common Stock at a price of $7.75 per share at any time during the four-year period commencing on June 20, 1997.

     The Company is negotiating a Settlement Agreement and Mutual Release with its former Chief Operating Officer, Richard Mellor, pursuant to which it is expected that the Company will agree to pay Mr. Mellor $8,334.00 per month, less applicable withholding, and to continue to provide Mr. Mellor with medical insurance benefits through July 31, 1997. In addition, in connection with such Agreement, the Company expects to loan Mr. Mellor $75,000 pursuant to a Note. It is expected that pursuant to a Security Agreement to be entered into between the Company and Mr. Mellor that Mr. Mellor's obligations pursuant to such Note will be secured by certain shares of Common Stock of the Company held by Mr. Mellor. The Company expects to agree that it shall have no recourse against Mr. Mellor in connection with the Note, and shall only proceed against the collateral securing the Note in the event of default.

                               OTHER INFORMATION

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

     Based solely on its review of the copies of such forms received by the Company, or representations from certain reporting persons, the Company believes that during the Company's last fiscal year all executive officers and directors timely filed all filings required under Section 16(a) for all reportable transactions during the year except that each of Brian Breidenbach, Elizabeth Gasper, Patrick Grady and Edward Murphy filed one late Form 3, and each of Timothy Arnold, Edward Esber, Curtis Faith and Peter Pitsker filed one late Form 4.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 17, 1997 information relating to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, by each director and nominee for director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group. Unless otherwise indicated, all persons named as beneficial owners of Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned.

                                                              NO. OF        APPROXIMATE
                              NAME                         SHARES OWNED   PERCENTAGE OWNED
        -------------------------------------------------  ------------   ----------------
        Curtis Faith(1)..................................     447,020           14.04%
        Edward Esber(2)..................................      46,000            1.44%
        Patrick Grady(3)(4)..............................       5,000               *
        Peter Pitsker(5).................................     126,111            3.95%
        Shekar Swamy(6)..................................      10,555               *
        All directors and officers as a group (10
          people)(7).....................................     728,986           22.05%

---------------

 *  Less than one percent (1%).

(1) Mr. Faith has agreed, for a period of three years, to vote all of his shares for the election of two nominees to the Board of Directors identified by H.J. Meyers & Co., Inc.

(2) Includes 20,000 shares held by the Esber Family Trust and 5,000 shares issuable upon exercise of stock options within 60 days of March 17, 1997.

(3) Includes 5,000 shares issuable upon exercise of stock options within 60 days of March 17, 1997.

(4) Mr. Grady currently serves as Managing Director, Venture Capital, of H.J. Meyers & Co., Inc. He disclaims any beneficial ownership of any shares owned by H.J. Meyers & Co., Inc.

(5) Includes 120,290 shares held by the Pitsker Revocable Living Trust dated 9-11-85 and 5,821 shares issuable upon exercise of stock options within 60 days of March 17, 1997.

(6) Includes 5,555 shares issuable upon exercise of stock options within 60 days of March 17, 1997.

(7) Includes 60,726 shares issuable upon exercise of stock options within 60 days of March 17, 1997.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer, each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000, information concerning compensation paid for services to the Company in all capacities during the fiscal year ended December 31, 1996, as well as the total compensation paid to each such individual for the Company's previous two fiscal years (if such person was the Chief Executive Officer or an executive officer, as the case may be, during any part of such fiscal year).

                                         ANNUAL COMPENSATION
        --------------------------------------------------------------------------------------
                                                                                   ALL OTHER
                                                                                 COMPENSATION
           NAME AND PRINCIPAL POSITION     YEAR     SALARY(1)      BONUS(2)           (3)
        ---------------------------------  ----     ----------     ---------     -------------
        Curtis Faith.....................  1996      $ 87,500            --         $ 3,263
          Chairman of the Board(4)         1995      $ 53,333       $ 6,667         $ 2,869
                                           1994      $ 17,500       $   500         $ 2,918

---------------

(1) Mr. Faith's 1996 salary includes $4,166.67 earned in 1996 but paid in 1997 and $3333.33 earned in 1995 but paid in 1996.

(2) Bonus amounts are reported for the fiscal year in which earned without regard to when paid.

(3) The amounts disclosed in the "All Other Compensation" column include payments made by the Company in the fiscal year indicated of premiums for a combined life and health insurance policy on behalf of Mr. Faith.

(4) Mr. Faith resigned as President and Chief Executive Officer of the Company on January 16, 1997.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Company during fiscal 1996 consisted of Peter Pitsker and Shekar Swamy, each of whom was an independent director of the Company during fiscal 1996. The Committee is responsible for administering the Company's compensation and benefits programs. The Committee sets executive salary levels, establishes the Company's executive bonus plan and determines target bonuses thereunder, and determines option grants under the Company's stock option programs.

     The Company's executive compensation program has been designed to ensure that the compensation provided to executive officers is closely aligned with the Company's financial performance and, ultimately, the creation of stockholder value, and to ensure that the Company can attract and retain key executives critical to the Company's longterm success.

     The Committee establishes the salary of each executive officer, including the Chief Executive Officer, by considering (i) the salaries of executive officers in similar positions with comparably sized companies in the Company's and related industries, (ii) the experience and contribution levels of the individual executive officers, (iii) the Company's financial performance during the past year, and (iv) in the case of executive officers other than the Chief Executive Officer, the recommendations of the Chief Executive Officer.

     The Committee also grants stock options to executive officers to provide long-term incentive to the executive officers aligned with the creation of increased stockholder value over time. The Committee grants options based upon a number of factors, including each such officer's responsibilities and position in the Company, any changes in the executive officer's responsibility and position, and the executive officer's existing equity interest in the Company in the form of vested and unvested options. All options are granted at the current market price of the Company's Common Stock on the date of grant. During fiscal year 1996, the Committee granted no options to the Chief Executive Officer, and options to purchase an aggregate of 70,997 shares of Common Stock to three other officers at exercise prices ranging from $2.71 to $5.00 per share.

     No member of the Compensation Committee is a former or current executive officer or employee of the Company, except that on January 16, 1997, Mr. Pitsker was appointed interim President and Chief Operating Officer of the Company.

                                          Compensation Committee

                                          Peter Pitsker
                                          Shekar Swamy

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the annual percentage change in the cumulative total return among Borealis Technology Corporation, the S&P 500 Index and the H&Q Technology Index, from June 24, 1996 (the date of the Company's initial public offering) through December 31, 1996, the end of the Company's last fiscal year.

        Measurement Period               Borealis         Hambrecht Quist
      (Fiscal Year Covered)          Technology Corp.       Technology            S&P 500
6/24/96                                    100                  100                 100
8/30/96                                   92.5                95.27               97.89
10/31/96                                    80               104.72              106.25
12/31/96                                  87.5               113.88              112.02

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with their judgment.

Dated: April 25, 1997

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                                         ANNEX A

                        BOREALIS TECHNOLOGY CORPORATION

                       1997 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 1997 Employee Stock Purchase Plan of Borealis Technology Corporation.

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  Definitions.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the Common Stock of the Company.

          (d) "Company" shall mean Borealis Technology Corporation and any Designated Subsidiary of the Company.

          (e) "Compensation" shall mean all base straight time gross earnings including commissions, incentive bonuses and performance bonuses.

          (f) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h) "Enrollment Date" shall mean the first day of each Offering
     Period.

          (i) "Exercise Date" shall mean the last day of each Purchase Period.

          (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

             (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

             (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

             (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "Offering Periods" shall mean the periods of approximately twelve
     (12) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending twelve months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (l) "Plan" shall mean this Employee Stock Purchase Plan.

          (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

          (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3.  Eligibility.

          (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the
     Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.  Participation.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office not later than two (2) weeks prior to the applicable Enrollment Date. Eligible employees who begin employment with the Company within two weeks of an Enrollment Date may file a subscription agreement with the Company's payroll office up to one day prior to the applicable Enrollment Date. With respect to the first Enrollment Date, eligible Employees may file a subscription agreement up to one day prior to the Enrollment Date. An eligible Employee may participate in only one Offering Period at a time.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.  Payroll Deductions.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% of the Compensation which he or she receives on each pay day during the Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $25,000 by the Fair Market Value of a share of the Company's Common Stock (subject to any adjustment pursuant to Section 19) on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be returned to the participant. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10.  Withdrawal.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11.  Termination of Employment.

     Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     13.  Stock.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 200,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     15.  Designation of Beneficiary.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the

     "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     20.  Amendment or Termination.

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect until April 8, 2007, unless sooner terminated under Section 20 hereof.

     24. Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                                                       EXHIBIT A

                        BOREALIS TECHNOLOGY CORPORATION

                       1997 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT
----- Original Application                                      Enrollment Date:
----------
----- Change in Payroll Deduction Rate
----- Change of Beneficiary(ies)

     1.
     ----------------------------------- hereby elects to participate in the
        Borealis Technology Corporation 1997 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

     2. I hereby authorize payroll deductions from each paycheck in the amount of
        -------------% of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

     3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

     4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

     5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
       ----------------------------------------------------------------.

     6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

     7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

     8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)
--------------------------------------------------------------------------------
                         (First)            (Middle)           (Last)

--------------------------------------------
------------------------------------------------------------------
Relationship

                                    --------------------------------------------
                                    (Address)

Employee's Social
Security Number:
------------------------------------------------------------------

Employee's Address:
------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
------------------------
------------------------------------------------------------------
                                    Signature of Employee

                                    --------------------------------------------
                                    Spouse's Signature (If beneficiary other than spouse)

                                                                       EXHIBIT B

                        BOREALIS TECHNOLOGY CORPORATION

                       1997 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL

     The undersigned participant in the Offering Period of the Borealis Technology Corporation 1997 Employee Stock Purchase Plan which began on ---------------, 19
-----(the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                          Name and Address of Participant:

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          Signature:

                                          --------------------------------------

                                          Date:

   -----------------------------------------------------------------------------

BOREALIS                      This Proxy is Solicited on Behalf of the
TECHNOLOGY      PROXY                    Board of Directors.
CORPORATION


                              The undersigned hereby appoints Peter Pitsker and Elizabeth Gasper, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock, par value $0.001 per share ("Common Stock") of Borealis Technology Corporation ("Borealis") held of record by the undersigned on April 4, 1997, at the annual meeting of stockholders to be held on May 27, 1997, and any adjournment thereof (the "Meeting").

4070 Silver Sage Drive, Carson City, NV 89701

1.      ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF BOREALIS:

        [ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY for all
                                                nominees listed below

        (INSTRUCTION To withhold authority to vote for any individual nominee strike a line through the nominees name in the list below)

        Ed Esber, Curtis Faith, Patrick Grady, Peter Pitsker and Shekar Swamy

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE BOREALIS 1996 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 224,304 TO 649,304 SHARES:

        [ ] FOR                 [ ] ABSTAIN               [ ] AGAINST

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE BOREALIS 1996 DIRECTOR OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 75,000 TO 115,000 SHARES:

        [ ] FOR                 [ ] ABSTAIN               [ ] AGAINST

4. PROPOSAL TO APPROVE THE ADOPTION OF THE BOREALIS 1997 EMPLOYEE STOCK PURCHASE PLAN.

        [ ] FOR                 [ ] ABSTAIN               [ ] AGAINST

5. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS BOREALIS' INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997:

        [ ] FOR                 [ ] ABSTAIN               [ ] AGAINST

6. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Ed Esber, Curtis Faith, Patrick Grady, Peter Pitsker and Shekar Swamy as Directors and will be voted for Proposals 2, 3, 4 and 5.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



DATED                       1997
     ----------------------

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY   _____________________________
CARD PROMPTLY USING THE ENCLOSED ENVELOPE      Signature

                                               _____________________________
                                               Signature if held jointly